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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                  _____________________________________________

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 April 16, 2003
                                 --------------
                                 Date of Report

                            BAXTER INTERNATIONAL INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

            1-4448                                       36-0781620
--------------------------------           -------------------------------------
    (Commission file number)                 (IRS Employer Identification No.)


One Baxter Parkway, Deerfield, Illinois                    60015
---------------------------------------                    ------
(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (847) 948-2000

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Item 7.   Exhibits.

99        Press Release dated April 16, 2003


Item 12.  Results of Operations and Financial Condition.

On April 16, 2003, Baxter International Inc. issued the attached press release reporting its financial results for the first quarter of 2003. The press release, including attachments, is filed as Exhibit 99.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                BAXTER INTERNATIONAL INC.
                                                -------------------------
                                                      (Registrant)

                                                By: /S/ Jan Stern Reed
                                                    ---------------------
                                                    Jan Stern Reed
                                                    Corporate Secretary

Date:  April 16, 2003

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                                  Exhibit Index

Exhibit No.                        Description
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99                          Press Release dated April 16, 2003

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